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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 1997



                              IMCO RECYCLING INC.
             (Exact name of registrant as specified in its charter)




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
          DELAWARE                           1-7170                    75-2008280
(State or other jurisdiction               (Commission                (IRS Employer
     of incorporation)                     File Number)             Identification No.)
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                      5215 NORTH O'CONNOR BLVD., SUITE 940
                        CENTRAL TOWER AT WILLIAMS SQUARE
                              IRVING, TEXAS 75039
                             (Address of principal
                               executive offices)

                                 (972) 869-6575
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

         On October 20, 1997, IMCO Recycling Inc. (the "Company") issued a press release (the "Press Release") containing its earnings report for its fiscal quarter ended September 30, 1997. The Press Release is included as an exhibit to this Report and is incorporated herein by reference.

         Disclosure Regarding Forward-Looking Statements. Certain information contained in or incorporated by reference into this Current Report on Form 8-K may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the "Safe Harbor" provisions of those sections. All statements other than statements of historical fact included or incorporated in this Report are forward-looking statements, including, without limitation, statements concerning plant completion dates, growth prospects, volume, and earnings. These statements are based on current expectations and involve a number of risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Statements identifying important factors that could cause actual results to differ materially from those contained in the forward-looking statements are set forth in the Press Release attached as an exhibit to this Report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 The following exhibit is filed herewith:

99.1             Press Release dated October 20, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IMCO RECYCLING INC.
                                               ("Registrant")


Date:  October 20, 1997                        /s/ ROBERT R. HOLIAN
                                               -----------------------------
                                               Robert R. Holian
                                               Vice President and Controller


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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER
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
99.1             Press Release dated October 20, 1997.
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